UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2009
GARDNER DENVER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13215	76-0419383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1800 Gardner Expressway
Quincy, Illinois 62305
(Address of principal executive offices and Zip Code)
(217) 222-5400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Through December 31, 2008, the Company’s organizational structure consisted of five operating divisions: Compressor, Blower, Engineered Products, Thomas Products and Fluid Transfer. These divisions comprised two reportable segments: Compressor and Vacuum Products and Fluid Transfer Products. The Compressor, Blower, Engineered Products and Thomas Products divisions were aggregated into the Compressor and Vacuum Products segment.
     Effective January 1, 2009, the Company reorganized its five former operating divisions into two major product groups: the Industrial Products Group and the Engineered Products Group. The Industrial Products Group includes the former Compressor and Blower Divisions, plus the multistage centrifugal blower operations formerly managed in the Engineered Products Division. The Engineered Products Group is comprised of the former Engineered Products (excluding the multistage centrifugal blower operations), Thomas Products and Fluid Transfer Divisions. These changes were designed to streamline operations, improve organizational efficiencies and create greater focus on customer needs.
     In accordance with these organizational changes, the Company realigned its segment reporting structure with the newly formed product groups effective with the reporting period ending March 31, 2009. The Industrial Products Group and Engineered Products Group comprise the Company’s two reportable segments in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”
     To assist investors in comparing the Company’s historical segment financial information with its future segment financial information, unaudited selected segment financial information for each of the four quarters of the year ended December 31, 2008 and the years ended December 31, 2008, 2007 and 2006 has been recast to reflect this realignment and furnished with this report as Exhibit 99.1 and incorporated by reference herein.
     The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Unaudited selected segment financial information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2009	GARDNER DENVER, INC.
	By:	/s/ Jeremy T. Steele
Jeremy T. Steele
Vice President, General Counsel & Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited selected segment financial information.